Summary of Key Information

Investment Objective
The fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect the current management fee set forth in the fund's Investment Advisory Agreement.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.36%
Total Annual Fund Operating Expenses	1.32%	2.07%	2.07%	1.07%	2.07%	1.57%	1.32%	1.07%	0.96%
Fee Reductions and/or Expense Reimbursements1	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.71%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.99% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 1.74% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the fund's average daily net assets annually for Class R2 shares, and 0.71% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least January 31, 2017.

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MFS Equity Income Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$670	$939	$1,227	$2,047
Class B Shares assuming
redemption at end of period	$577	$917	$1,283	$2,181
no redemption at end of period	$177	$617	$1,083	$2,181
Class C Shares assuming
redemption at end of period	$277	$617	$1,083	$2,374
no redemption at end of period	$177	$617	$1,083	$2,374
Class I Shares	$76	$308	$558	$1,276
Class R1 Shares	$177	$617	$1,083	$2,374
Class R2 Shares	$126	$463	$824	$1,839
Class R3 Shares	$101	$386	$692	$1,561
Class R4 Shares	$76	$308	$558	$1,276
Class R5 Shares	$73	$281	$507	$1,155

Effective immediately, the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser
MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended July 31, 2015, the fund paid MFS an effective management fee equal to 0.65% of the fund's average daily net assets.

Effective January 28, 2016, the management fee set forth in the Investment Advisory Agreement is 0.60% of the fund's average daily net assets annually of first $1 billion, 0.55% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.50% of the fund's average daily net assets annually in excess of $2.5 billion.

For the period from August 1, 2014 to January 27, 2016, the management fee set forth in the Investment Advisory Agreement was 0.75% of the fund's average daily net assets annually up to $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion.

For the period from December 29, 2014 to January 27, 2016, MFS agreed in writing to reduce its management fee to 0.60% of the fund's average daily net assets annually.  This written agreement was terminated as of January 27, 2016.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the fiscal year ended July 31, 2015, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.99% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 1.74% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the fund's average daily net assets annually for Class R2 shares, and 0.71% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least January 31, 2017.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended July 31, 2015.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $402 billion as of September 30, 2015.

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